Press Release

                       Dialysis Corporation of America
                                   Reports
                         Third Quarter 2009 Results

Linthicum, Maryland, Wednesday, November 4, 2009 - Dialysis Corporation of America (NASDAQ-DCAI) announced its financial results for the third quarter of 2009.

     * Quarter end patient census was approximately 2,050.
     * Quarterly Results included:
       o Operating revenues were $25.1 million compared to $21.9 million for the same period last year, a 15% increase.
       o Operating income was $2.0 million compared to $1.5 million for the same period last year, a 30% increase.
       o Net income was $940,000 or $0.10 per basic and diluted share compared to $875,000 or $0.09 per basic and diluted share for the same period last year.
     * Results for the first nine months of 2009 included:
       o Operating revenues were $73.3 million compared to $63.2million for the same period last year, a 16% increase.
       o Operating income was $4.5 million compared to $4.0 million for the same period last year, a 13% increase.
       o Net income was $1.8 million or $0.19 per basic and diluted share compared to $2.0 million or $0.21 per basic and diluted share for the same period last year.

Stephen Everett, President and Chief Executive Officer, commented, "Our third quarter results were as we had expected, with very solid performances on all financial fronts. Our two newest centers in Ohio remain on track for opening within the next few months, subject to state licensure timing. On the corporate support front, our clinical information system is slightly ahead of schedule with expectations of completing our rollout close to this year's end, nearly four months ahead of plan. Finally, our development activities are active, with certain of those opportunities with physician partners being well advanced."

Financial results for the period included:

     * Pre-tax costs associated with opening new centers were $10,000 for the 3rd quarter of 2009 compared to $339,000 for the same period last year, and $204,000 for the first nine months of 2009 compared to $577,000 for the same period last year.
     * Non-cash stock compensation expense was $70,000 for the third quarter of 2009 compared to $82,000 for the same period last year, and $217,000 for the first nine months of 2009 compared to $239,000 for the same period last year.

Dialysis Corporation of America will be hosting a conference call in conjunction with its earnings release for the third quarter of 2009. The conference call will be held on Thursday, November 5, 2009 at 10:00 a.m.
EST. The call is accessible either by dialing 1-866-814-8476 (enter attendee code: 1405582), or through simulcast on the internet at http://www.startconference.com, using conference ID 2135668. Participants may be asked to provide the title of the conference call, which is "Dialysis Corporation of America Third Quarter Earnings." A replay of the conference call will be available on the company's website, www.dialysiscorporation.com, for a period of thirty days following the conference call.

Dialysis Corporation of America owns and operates freestanding kidney hemodialysis centers located in Georgia, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, and Virginia, and provides in-hospital dialysis services on a contract basis to certain hospitals located in the those states. The company provides patients with their choice of a full range of quality in-center, acute or at-home hemodialysis services.

This release contains forward-looking statements that are subject to risks and uncertainties that could affect the business and prospects of the company and cause actual results and plans to differ materially from those anticipated. Those factors include, but are not limited to, increases in interest rates, the possible need for and availability of additional financing, the company satisfying the covenants and conditions of its credit facility, certain delays beyond the company's control with respect to future business events, the highly competitive environment in the establishment and operation of dialysis centers, the ability to develop or acquire additional dialysis facilities, whether patient bases of the company's dialysis facilities can mature to provide profitability, the extensive regulation of dialysis operations, government rate determination for Medicare reimbursement, pricing pressure from private payors, and other risks detailed in the company's filings with the SEC, particularly as described in the company's annual report on Form 10-K for the fiscal year ended December 31, 2008. The historical results contained in this press release are not necessarily indicative of future performance of the company.

Other Dialysis Corporation of America press releases, corporate profile, corporate governance materials, quarterly and current reports, and other filings with the Securities and Exchange Commission are available on Dialysis Corporation of America's internet home page:
http://www.dialysiscorporation.com.

CONTACT: For additional information, you may contact Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090; Telephone Number (410) 694-0500; Attention: Investor Relations.

                                   - more -

                 DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
           (dollars in thousands, except share and per share amounts)

                                         Three Months Ended       Nine Months Ended
                                                      September 30,            September 30,
                                                   --------------------    --------------------
                                                     2009        2008        2009        2008
                                                     ----        ----        ----        ----
Operating revenues:
  Sales:
   Medical services revenue                        $ 24,798    $ 21,586    $ 72,427    $ 62,300
   Product sales                                        323         274         864         881
                                                   --------    --------    --------    --------
         Total sales revenues                        25,121      21,860      73,291      63,181
                                                   --------    --------    --------    --------

Operating costs and expenses:
  Cost of sales revenues:
   Cost of medical services                          15,315      12,805      44,839      37,825
   Cost of product sales                                175         158         490         493
         Total cost of sales revenues                15,490      12,963      45,329      38,318
                                                   --------    --------    --------    --------
  Selling, general and administrative expenses:
   Corporate                                          2,631       2,764       8,517       7,602
   Facility                                           3,446       3,312      10,525       9,390
                                                   --------    --------    --------    --------
         Total                                        6,077       6,076      19,042      16,992
  Stock compensation expense                             70          82         217         239
  Depreciation and amortization                         759         709       2,241       2,050
                                                   --------    --------    --------    --------
                                                     23,134      20,330      68,781      59,178
                                                   --------    --------    --------    --------

Operating income                                      1,987       1,530       4,510       4,003

Other (expense) income, net                               3         ---         (22)        (28)
                                                   --------    --------    --------    --------

Income before income taxes                            1,990       1,530       4,488       3,975

Income tax provision                                    631         511       1,531       1,196
                                                   --------    --------    --------    --------

Net income                                            1,359       1,019       2,957       2,779

Less:  net income attributable to
           noncontrolling interests                     419         144       1,129         792
                                                   --------    --------    --------    --------

          Net income attributable to the company   $    940    $    875    $  1,828    $  1,987
                                                   ========    ========    ========    ========

Earnings per share:
  Basic                                              $.10        $.09       $.19        $.21
                                                     ====        ====       ====        ====
  Diluted                                            $.10        $.09       $.19        $.21
                                                     ====        ====       ====        ====

Weighted average shares outstanding:
  Basic                                            9,600,433   9,579,743   9,596,030   9,579,868
                                                   =========   =========   =========   =========
  Diluted                                          9,626,308   9,614,084   9,618,833   9,614,162
                                                   =========   =========   =========   =========

                                          - more -

                 DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                            (dollars in thousands)

                                                                      September 30, December 31,
                                                                           2009        2008
                                                                      ------------  -----------
                                                                       (unaudited)
Assets

Current assets:
  Cash and cash equivalents                                              $  3,035    $  6,543
  Accounts receivable, net                                                 21,997      21,494
  Inventories, net                                                          2,947       2,919
  Deferred income tax asset                                                 1,185       1,185
  Other current assets                                                      2,333       2,978
                                                                         --------    --------
          Total current assets                                             31,497      35,119
                                                                         --------    --------

Property and equipment                                                     33,687      32,987
Less:  accumulated depreciation and amortization                           15,657      14,452
                                                                         --------    --------
                                                                           18,030      18,535
                                                                         --------    --------

Goodwill                                                                   16,492      16,492
Other assets                                                                  851         933
                                                                         --------    --------
          Total other assets                                               17,343      17,425
                                                                         --------    --------
                                                                         $ 66,870    $ 71,079
                                                                         ========    ========

Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable and accrued expenses                                  $ 12,902    $ 14,717
  Income taxes payable                                                        313          61
  Current portion of long-term debt                                            76          74
                                                                         --------    --------
          Total current liabilities                                        13,291      14,852

Deferred income taxes                                                       1,275       1,275
Long-term debt, less current portion                                        9,718      14,276
                                                                         --------    --------
          Total liabilities                                                24,284      30,403
                                                                         --------    --------

Commitments and Contingencies

Equity:
  Common stock                                                                 96          96
  Additional paid-in capital                                               16,238      16,001
  Retained earnings                                                        20,995      19,167
  Treasury stock at cost                                                      (14)        ---
                                                                         --------    --------
          Total company stockholders' equity                               37,315      35,264
                                                                         --------    --------
  Noncontrolling interests                                                  5,271       5,412
                                                                         --------    --------
          Total equity                                                     42,586      40,676
                                                                         $ 66,870    $ 71,079
                                                                         ========    ========

                                  - more -

                 DIALYSIS CORPORATION OF AMERICA AND SUBSIDIARIES

                           SUPPLEMENTAL OPERATING DATA
                                   (Unaudited)

                                        Three Months        Period-to-Period
                                      Ended September 30,       Change %
                                      -------------------    ---------------
                                       2009       2008
                                       ----       ----

Operating data:
Treatments                            75,985      68,925         10.2%

Patient revenue per treatment        $326.34     $313.18          4.2%
Same center growth data:
 Same center treatment growth           3%          6%
 Same center revenue per
     treatment change                   6%          5%
 Same center patient revenue
     growth                             9%         11%

                                        Three Months        Period-to-Period
                                      Ended September 30,       Change %
                                      -------------------    ---------------
                                       2009       2008
                                       ----       ----

Operating data:
Treatments                            221,402    202,176         9.5%

Patient revenue per treatment         $327.13    $308.15         6.2%
Same center growth data:
 Same center treatment growth            3%         6%
 Same center revenue per
     treatment change                   10%         3%
 Same center patient revenue
     growth                             13%         9%

                                   3rd Quarter  2nd Quarter
                                       2009        2008
                                       ----        ----

Key clinical metrics:
 Treatment adequacy (% of pts with
     Kt/V greater than 1.2)             97%         98%
 Anemia management (% of pts with
     Hgb greater than 11)               79%         81%
 Venous access (% of pts with AVF)      61%         60%

                                - end -